                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 20, 2002
                               (Date of Report)

                   Central European Distribution Corporation
            (Exact name of registrant as specified in its charter)

           Delaware                      0-24341                          54-1865271
 (State or other jurisdiction    (Commission file number)    (IRS employer identification number)
       of incorporation)

              1343 Main Street, Suite 301, Sarasota Florida 34236
                   (Address of Principal Executive Offices)

       Registrants telephone number, including area code: (941) 330 1558
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Item 5.  Other Events.
         -------------

         On February 20, 2002, Central European Distribution Corporation issued a press release that it had signed a letter of intent to purchase Agis S.A., a major regional distributor of alcohol products in Central Poland. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit
         No.               Description
         ---               -----------
         99.1              Press Release dated February 20, 2002 regarding
                           letter of intent to purchase AGIS S.A.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Central European Distribution Corporation


Date: February 20, 2002    ____/s/ James Archbold____________________________

                                   James Archbold
                                   Secretary